UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 30, 2019

NORTHERN OIL AND GAS, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33999	95-3848122
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Carlson Parkway, Suite 990 Minnetonka, Minnesota	55305
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code   (952) 476-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NOG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2019, Northern Oil and Gas, Inc. (the “Company”) entered into a Securities Purchase and Sale Agreement (the “Purchase Agreement”) with certain holders (“Holders”) of the Company’s 8.50% Senior Secured Second Lien Notes due 2023 (the “Notes”) pursuant to which the Company agreed to purchase $9,898,836 in aggregate principal amount of Notes from the Holders for 84,762 shares of 6.50% Series A Perpetual Cumulative Convertible Preferred Stock (the “Preferred Stock”) and $1,887,263.72 in cash. The transactions contemplated by the Purchase Agreement were undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 3.02.  Unregistered Sales of Equity Securities.

On January 2, 2020, in connection with the Purchase Agreement, the Company repurchased $9,898,836 in aggregate principal amount of Notes from the Holders and issued 84,762 shares of Preferred Stock to the Holders. The shares of Preferred Stock were issued in reliance upon an exemption from the registration requirements of the Securities Act pursuant to Section 4(a)(2) thereof. The information set forth under Item 1.01 regarding the transactions contemplated by the Purchase Agreement is incorporated by reference into this Item 3.02.

The terms of the Preferred Stock set forth in the Certificate of Designations for the Preferred Stock (the “Certificate of Designations”), including the terms of conversion of the Preferred Stock have been previously disclosed in our Current Report on Form 8-K filed on November 26, 2019, which is incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 2, 2020, the Company filed with the Delaware Secretary of State a Certificate of Amendment to the Certificate of Designations (the “Certificate of Amendment”) to increase the authorized number of shares of Preferred Stock. The Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

The information set forth under Item 3.02 regarding the terms of the Preferred Stock as set forth in the Certificate of Designations is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Certificate of Designations of 6.50% Series A Perpetual Cumulative Convertible Preferred Stock of Northern Oil and Gas, Inc.
10.1*	Securities Purchase and Sale Agreement, dated as of December 30, 2019, among Northern Oil and Gas, Inc. and the other signatories thereto.

* The schedules and exhibits to the agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2020	NORTHERN OIL AND GAS, INC. By /s/ Erik J. Romslo Erik J. Romslo Chief Legal Officer and Secretary